DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Connecticut Municipal Money Market Fund, Inc. for its six-month reporting period ended March 31, 1997. Your Fund produced an annualized yield of 2.77% and, after taking into account the effect of compounding, an annualized effective yield of 2.80%.*
THE ECONOMY
    The economy continued to gain momentum during the past several months, with virtually every new economic report containing fresh evidence of robust growth. Overall, the Commerce Department pegged real economic growth at 3.8 percent for the October through December period. Housing showed particular strength, as home resales jumped a full 9 percent during February and sales of new homes surpassed an 800,000 annual rate for two consecutive months - January and February - for the first time in more than a decade. Sales of manufactured goods also quickened, as new orders for factory durables and consumer confidence improved. Meanwhile, the number of people receiving jobless benefits plunged in March.
    Against this steady economic advance, rates rose on two fronts. The Federal Reserve Board took action at its March 25 meeting, raising the Federal Funds rate by 25 basis points. Many analysts and financial market participants interpreted this preemptive strike against inflation as just the first, anticipating another interest-rate increase at the Fed's May meeting. However, despite lower unemployment and increased help-wanted advertising, higher inflation is not yet evident. Still, advance indicators of inflation are rising and market participants and Fed policymakers remain alert for any sign that inflation is trending upward. Meanwhile, short-term rates continued to move up gradually in the money markets over the period. The market widely anticipated the Fed's move in March, and has already begun adjusting prices in anticipation of the next rate increase.
    State tax cuts and a cut in spending are on track for Connecticut's proposed 1997-99 budget plan; a reduction in the income-tax rate and Connecticut's gasoline tax, which is the nation's highest, are among the proposals. The State's short-term financial outlook looks good, with the projected surplus for the fiscal year larger than had been forecast.
MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
     The economic picture is an important component of our portfolio strategy. Market expectations can also affect the short-term municipal market, however, as was the case in this most recent period. For example, the anticipation of Federal Reserve activity prior to the Presidential election this past November left the market jittery, while the lack of Fed action in the weeks following the election helped settle the market into a trading range. Various other influences which affect the municipal market (most specifically supply and demand) can lead us to adjust our strategy, and that could result in a portfolio structure and/or average maturity which may not appear to coincide exactly with interest rate moves, economic conditions, or forecasts. In this way, one might have expected that your Fund's average maturity, during this most recent period, would be relatively short in expectation of higher rates. However, our strategy was to attempt to extend out in the 50-60 day range - due to the expectation of limited availability of high quality municipal note issues in early 1997. Unfortunately, a full execution of this strategy was hampered, once again, by lack of supply of attractive high quality Connecticut issues. We did utilize the commercial paper market to extend out to a lesser degree, which provided your Fund with additional diversification.
    In the coming months, we expect additional technical market situations to occur, such as increased redemptions in April due to income tax payments and the maturing of significant note issues in June, and clearly we would adjust the Fund's composition to respond to such situations. We will continue to commit to those issues which meet our high quality investment guidelines and which provide the appropriate level of liquidity for your Fund's needs. Additionally, we will continue to monitor those conditions which affect our marketplace and adjust our investment strategy where necessary to pursue competitive returns.
    Included in this report are detailed statements about your Fund's holdings and its financial condition. We hope you find them informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
April 21, 1997
New York, N.Y.

*Annualized effective yield is based upon dividends declared daily and reinvested monthly.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS                                                                            MARCH 31, 1997 (UNAUDITED)
                                                                                                      Principal
Tax Exempt Investments_100.0%                                                                           Amount          Value
                                                                                                        _______       _______
Connecticut_83.9%
Town of Cheshire, BAN 4.25%, 8/8/97.........................................                     $    2,625,000  $  2,629,019
State of Connecticut, Special Tax Obligation Revenue, VRDN
    (Transportation Infrastructure-1)
    3.40% (LOC; Commerzbank) (a,b)..........................................                         15,400,000    15,400,000
Connecticut Development Authority, VRDN:
    Health Care Revenue (Corp. for Independent Living Project)
      3.20% (LOC; Chase Manhattan Bank) (a,b)...............................                          9,245,000     9,245,000
    IDR (Blaset and Bromley Realty Project) 3.90% (LOC; Fleet Bank) (a,b)...                          3,560,000     3,560,000
    PCR:
      (Connecticut Light and Power Co. Project):
          3.30%, Series A (Insured; AMBAC and Liquidity; Societe Generale) (a)                        8,000,000     8,000,000
          Refunding 3.30%, Series B (LOC; Union Bank of Switzerland) (a,b)..                          9,000,000     9,000,000
      Refunding (Western Massachusetts Electric Co.)
          3.15%, Series A (LOC; Union Bank of Switzerland) (a,b)............                          8,800,000     8,800,000
    Solid Waste Revenue (Rand/Whitney Project)
      3.25% (LOC; Chase Manhattan Bank) (a,b)...............................                          4,500,000     4,500,000
Connecticut Health and Educational Facilities Authority, Revenue, VRDN
    (Charlotte Hungerford Hospital)
    3.15%, Series B (LOC; Bank of Boston) (a,b).............................                            900,000       900,000
Connecticut Housing Finance Authority (Housing Mortgage Finance Program):
    CP 3.45%, Series D, 4/16/97.............................................                          3,445,000     3,445,000
    Revenue 3.60%, Series A, Subseries A-4, 4/10/97.........................                          5,200,000     5,200,000
    VRDN 3.40%, Series G (BPA; Morgan Guaranty Trust Co. and Insured; AMBAC) (a)                      8,865,000     8,865,000
Connecticut Municipal Electric Energy Co-Op, Power Supply System Revenue, CP
    3.25%, Series A, 5/15/97 (LOC; Fleet Bank) (b)..........................                          3,600,000     3,600,000
Connecticut Special Assessment Unemployment Compensation Advance Fund,
Revenue
    (Connecticut Unemployment)
    3.90%, Series C, 7/1/97 (Insured and Liquidity; FGIC)...................                         15,000,000    15,000,000
City of Danbury, BAN 3.50%, 5/8/97..........................................                          8,700,000     8,703,085
Hartford Redevelopment Agency, MFMR, Refunding, VRDN
    (Underwood Tower Housing Project)
    3.20% (Insured; FSA and Liquidity; Barclays Bank) (a)...................                          9,500,000     9,500,000
Town of Meriden, BAN:
    3.90%, Lot A, 8/13/97...................................................                          2,385,000     2,388,513
    4.25%, Lot B, 8/13/97...................................................                          6,875,000     6,884,212
    4%, Lot B, 2/12/98......................................................                          5,625,000     5,645,281
City of New Haven, BAN 4%, 5/22/97 (LOC; Fleet Bank) (a)....................                          7,475,000     7,477,793
Stamford Housing Authority, Revenue, VRDN (Morgan Street Project)
    3.45% (LOC; Deutsche Bank) (a,b)........................................                          7,500,000     7,500,000

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                              MARCH 31, 1997 (UNAUDITED)
                                                                                                      Principal
Tax Exempt Investments (continued)                                                                      Amount          Value
                                                                                                        _______       _______
U.S. Related_16.1%
Commonwealth of Puerto Rico:
    Government Development Bank:
      CP 3.20%, 5/14/97.....................................................                     $    4,000,000  $  4,000,000
      VRDN 3.10% (LOC; Credit Suisse) (a,b).................................                          6,100,000     6,100,000
    Highway and Transportation Authority, Highway Revenue, VRDN
      3.10%, Series X (LOC: Landesbank Hessen-Thuringen, Swiss Bank Corp. and
      Union Bank of Switzerland) (a,b)......................................                          2,620,000     2,620,000
    TRAN 4%, Series A, 7/30/97..............................................                          7,000,000     7,012,880
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
Control
    Facilities Financing Authority, Higher Education Revenue, VRDN
    (Ana G. Mendez University Systems Project)
    3.45%, Series A (LOC; Banco Popular de Puerto Rico) (a,b)...............                          8,400,000     8,400,000
                                                                                                                      _______
TOTAL INVESTMENTS (cost $174,375,783).......................................                                     $174,375,783
                                                                                                                      =======

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      IDR     Industrial Development Revenue
BAN           Bond Anticipation Notes                            LOC     Letter of Credit
BPA           Bond Purchase Agreement                            MFMR    Multi-Family Mortgage Revenue
CP            Commercial Paper                                   PCR     Pollution Control Revenue
FGIC          Financial Guaranty Insurance Company               TRAN    Tax and Revenue Anticipation Notes
FSA           Financial Security Assurance                       VRDN    Variable Rate Demand Notes

Summary of Combined Ratings
Moody's                or                      Standard & Poor's                             Percentage of Value
____                                           __________________                            ____________________
VMIG1/MIG1, P1 (c)                             SP1+/SP1, A1+/A1 (c)                                 80.7%
Aaa/Aa (d)                                     AAA/AA (d)                                            5.0
Not Rated (e)                                  Not Rated (e)                                        14.3
                                                                                                   ____
                                                                                                   100.0%
                                                                                                   ====

Notes to Statement of Investments:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At March 31, 1997, 43.5% of the Fund's net assets are backed by letters of credit issued by domestic banks and foreign banks.
    (c) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (d) Notes which are not MIG or SP rated are represented by bond ratings of the issuers.
    (e) Securities which, while not rated by Moody's and Standard & Poor's, respectively, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                              MARCH 31, 1997 (UNAUDITED)
                                                                                                      Cost             Value
                                                                                                    ________          ________
ASSETS:                          Investments in securities_See Statement of Investments         $174,375,783      $174,375,783
                                 Cash.......................................                                         2,265,193
                                 Receivable for investment securities sold..                                        22,502,158
                                 Interest receivable........................                                         1,391,357
                                 Prepaid expenses...........................                                             7,717
                                                                                                                      ________
                                                                                                                   200,542,208
                                                                                                                      ________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          72,805
                                 Accrued expenses...........................                                            42,499
                                                                                                                      ________
                                                                                                                       115,304
                                                                                                                      ________
NET ASSETS..................................................................                                      $200,426,904
                                                                                                                      ========
REPRESENTED BY:                  Paid-in capital............................                                      $200,452,601
                                 Accumulated net realized gain (loss) on investments                                   (25,697)
                                                                                                                      ________
NET ASSETS..................................................................                                      $200,426,904
                                                                                                                      ========
SHARES OUTSTANDING
(1 billion shares of $.001 par value Common Stock authorized)...............                                       200,452,601
NET ASSET VALUE, offering and redemption price per share....................                                             $1.00
                                                                                                                           ===
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS                                                      SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $3,242,084
EXPENSES:                        Management fee_Note 2(a)...................                   $   474,570
                                 Shareholder servicing costs_Note 2(b)......                       133,033
                                 Professional fees..........................                        17,669
                                 Custodian fees.............................                         9,808
                                 Registration fees..........................                         6,118
                                 Directors' fees and expenses_Note 2(c).....                         4,604
                                 Prospectus and shareholders' reports.......                         4,178
                                 Miscellaneous..............................                         4,771
                                                                                                    ______
                                       Total Expenses.......................                       654,751
                                 Less_reduction in management fee due to
                                     undertaking_Note 2(a)..................                       (37,359)
                                                                                                    ______
                                       Net Expenses.........................                                            617,392
                                                                                                                         ______
INVESTMENT INCOME_NET.......................................................                                          2,624,692
NET REALIZED GAIN (LOSS) ON INVESTMENTS_Note 1(b)...........................                                             52,859
                                                                                                                         ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $2,677,551
                                                                                                                         ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          Six Months Ended
                                                                                           March 31, 1997      Year Ended
                                                                                            (Unaudited)    September 30, 1996
                                                                                        __________________  __________________
OPERATIONS:
    Investment income_net...............................................                   $     2,624,692     $     6,207,980
    Net realized gain (loss) on investments.............................                            52,859            ____
                                                                                                  ________             _______
      Net Increase (Decrease) in Net Assets Resulting from Operations...                         2,677,551           6,207,980
                                                                                                  ________             _______
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net...............................................                        (2,624,692)         (6,207,980)
                                                                                                  ________             _______
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold.......................................                       126,585,842         304,245,758
    Dividends reinvested................................................                         2,529,650           5,969,752
    Cost of shares redeemed.............................................                      (118,768,833)       (353,119,723)
                                                                                                  ________             _______
      Increase (Decrease) in Net Assets from Capital Stock Transactions.                        10,346,659         (42,904,213)
                                                                                                  ________             _______
          Total Increase (Decrease) in Net Assets.......................                        10,399,518         (42,904,213)
NET ASSETS:
    Beginning of Period.................................................                       190,027,386         232,931,599
                                                                                                  ________             _______
    End of Period.......................................................                     $ 200,426,904       $ 190,027,386
                                                                                                  ========             =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                     Six Months Ended
                                                      March 31, 1997                Year Ended September 30,
                                                                        ________________________________________________
PER SHARE DATA:                                        (Unaudited)        1996      1995      1994      1993      1992
                                                         ______           ____      ____      ____      ____      ____
    Net asset value, beginning of period..              $  1.00        $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                           ____           ____      ____      ____      ____      ____
    Investment Operations:
    Investment income_net.................                 .014           .029      .033      .023      .023      .032
                                                           ____           ____      ____      ____      ____      ____
    Distributions:
    Dividends from investment income_net..                (.014)         (.029)    (.033)    (.023)    (.023)    (.032)
                                                           ____           ____      ____      ____      ____      ____
    Net asset value, end of period........              $  1.00        $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                           ====           ====      ====      ====      ====      ====
TOTAL INVESTMENT RETURN...................                 2.79%*         2.94%     3.35%     2.33%     2.34%     3.28%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                 .65%*          .63%      .45%      .22%      .12%      .04%
    Ratio of net investment income
      to average net assets...............                 2.77%*         2.90%     3.31%     2.30%     2.30%     3.22%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                  .04%*          .03%      .18%      .42%      .55%      .63%
    Net Assets, end of period (000's Omitted)          $200,427       $190,027  $232,932  $242,067  $212,288  $206,980
    *Annualized.



    SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Connecticut Municipal Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of Connecticut income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income_net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $79,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1996. If not applied, $34,000 of the carryover expires in fiscal 2002, $11,000 expires in fiscal 2003 and $34,000 expires in fiscal 2004.
    At March 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from October 1, 1996 through September 30, 1997, to reduce the management fee paid by the Fund, to the extent that the DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .65 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $37,359 during the period ended March 31, 1997.
    (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 1997, the Fund was charged an aggregate of $80,286 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $36,320 during the period ended March 31, 1997.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.


[Dreyfus lion "d" logo]
Registration Mark
DREYFUS CONNECTICUT MUNICIPAL
MONEY MARKET FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            101SA973
[Dreyfus logo]
Registration Mark
Connecticut
Municipal
Money Market
Fund, Inc.
Semi-Annual
Report
March 31, 1997